                                                                    Exhibit 24.1

                              KPMG CONSULTING, INC.
                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that, effective August 15, 2002, each person whose signature appears below constitutes and appoints David W. Black and David R. Schwiesow, and each of them, such person's true and lawful agents and attorneys-in-fact, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign for the undersigned such Registration Statement or Statements of KPMG Consulting, Inc. (the "Company") on Form S-3, or any successor or alternative Form, as may be filed from time to time, in connection with the registration under the Securities Act of 1933, as amended (the "Securities Act"), of the securities of the Company, and any registration statement or statements relating to an offering contemplated by such Registration Statement or Statements that are to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act or the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, including any and all amendments (including post-effective amendments) to such Registration Statement or Statements and any registration statement related to an offering contemplated by such Registration Statement or Statements that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and any State or other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


              Name                                      Title
              ----                                      -----
/s/ Randolph C. Blazer                      Chairman of the Board of Directors, Chief
------------------------------------        Executive Officer and President
         Randolph C. Blazer


/s/ Robert C. Lamb, Jr.                     Executive Vice President and Chief
------------------------------------        Financial Officer
         Robert C. Lamb, Jr.                (Principal Financial and Accounting Officer)


/s/ Douglas C. Allred                       Director
-------------------------------------
           Douglas C. Allred



              Name                                      Title
              ----                                      -----

/s/ Wolfgang Kemna                                   Director
-------------------------------------
           Wolfgang Kemna

-------------------------------------                Director
           Roderick C. McGeary

/s/ Afshin Mohebbi                                   Director
-------------------------------------
           Afshin Mohebbi

/s/ Alice M. Rivlin                                  Director
-------------------------------------
           Alice M. Rivlin